                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1994-B
                                                January, 2000
                                                Payment: February 15, 2000

                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                           Cusip #                     393534AB8
                                           Trust Account #            33-31958-0
                                           Distribution Date:  February 15, 2000


                                                                                                        Per $1,000
Securitized Net Interest Margin Certificates                                                             Original
--------------------------------------------                                                           -------------
1.  Amount Available                                                          297,704.33

Interest

2.  Aggregate Interest                                                        130,148.76                 1.40853636

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                          130,148.76

Principal

6.  Current month's principal distribution                                    167,555.57                 1.81337197

7.  Remaining outstanding principal balance                                19,727,796.18                213.5042877
    Pool Factor                                                               0.21350429

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                           382,043,743.81 **

9.  Aggregate principal balance of loans
    refinanced by Green Tree Financial                                        860,308.75

10. Weighted average CPR                                                            8.46%

11. Weighted average CDR                                                            1.91%

12. Annualized net loss percentage                                                  1.44%


13. Delinquency              30-59 day                                              0.99%
                             60-89 day                                              0.42%
                             90+ day                                                0.69%
                             Total 30+                                              2.10%


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 1/15/00.

                                                Net Interest Margin Trust 1994-B
                                                January, 2000
                                                Payment: February 15, 2000




                                                             Fee Assets
                               -------------------------------------------------
                                  Guarantee        Inside         Fee Asset
                                    Fees            Refi            Total
                               -------------------------------------------------

GTFC 1994-1                          0.00        13,368.62         13,368.62
GTFC 1994-2                          0.00             0.00              0.00
GTFC 1994-3                          0.00             0.00              0.00
GTFC 1994-4                          0.00             0.00              0.00

                               -------------------------------------------------
                                     0.00        13,368.62         13,368.62

Total amount of Guarantee Fees and
     Inside Refinance Payments                                     13,368.62

Subordinated Servicing Fees                                       227,306.68

Payment on Finance 1 Note                                         240,675.30

Allocable to Interest (current)                                         0.00

Allocable to accrued but unpaid Interest                                0.00

Accrued and unpaid Trustee Fees                                         0.00

Allocable to Principal                                                  0.00

Finance 1 Note Principal Balance                                        0.00

                                                Net Interest Margin Trust 1994-B
                                                January, 2000
                                                Payment: February 15, 2000





                                                          Inside
                                         Residual          Refi        Total
                                   ---------------------------------------------

GTFC 1994-1                                      0.00        0.00          0.00
GTFC 1994-2                                 20,856.50   18,686.14     39,542.64
GTFC 1994-3                                      0.00    8,581.64      8,581.64
GTFC 1994-4                                      0.00    8,904.75       8,904.75
                                   ---------------------------------------------

                                            20,856.50   36,172.53      57,029.03

                                   Total Residual and Inside
                                       Refinance Payments              57,029.03